Exhibit 99.906

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Arthur P. Steinmetz, Principal Executive Officer of Oppenheimer Revenue Weighted ETF Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8/25/2016	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

I, Brian S. Petersen, Principal Financial Officer of Oppenheimer Revenue Weighted ETF Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8/24/2016	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer